UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2004

VendingData Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-32161	91-1696010
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6830 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 733-7195

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER INFORMATION

Item 8.01     Other Information.

On December 8, 2004, the United States District Court, District of Nevada (the “Court”) granted a hearing for VendingData Corporation’s emergency motion to modify the scope of the Preliminary Injunction issued by the Court on November 29, 2004. The hearing is scheduled for December 17, 2004. VendingData’s emergency motion is based on a redesign of its PokerOne™ shuffler intended to eliminate the actions the Court found likely to infringe U.S. Patent No. 6,655,684. In conjunction with its emergency motion, VendingData also has requested the Court set an expedited briefing schedule.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VendingData Corporation
(Registrant)

Date: December 8, 2004
	By:	/s/ James E. Crabbe
James E. Crabbe
	Its:	Chairman of the Board of Directors, Assistant Corporate Secretary